Fees Summary	Oct. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 40,676.52
Total Fee Amount	40,676.52
Total Transaction Valuation	265,685,951.25
Total Offset Amount	0.00
Net Fee	$ 0.00